Exhibit 99.1

Contact:	FOR RELEASE:
Tyler H. Rose	November 14, 2018
Executive Vice President
and Chief Financial Officer
(310) 481-8484
or
Michelle Ngo
Senior Vice President
and Treasurer
(310) 481-8581

KILROY REALTY, L.P. PRICES $400.0 MILLION OF 4.750%

SENIOR NOTES DUE 2028

LOS ANGELES—(BUSINESS WIRE) –November 14, 2018 — Kilroy Realty Corporation (NYSE:KRC) (the “Company”) today announced that its operating partnership, Kilroy Realty, L.P., has priced an underwritten public offering of $400.0 million aggregate principal amount of 4.750% senior notes due 2028 (the “Notes”). The Notes will pay interest semi-annually at a rate of 4.750% per annum on June 15 and December 15 each year, commencing on June 15, 2019, and mature on December 15, 2028. The Notes were priced at 99.634% of the principal amount with a yield to maturity of 4.796%. The offering is expected to close on November 29, 2018, subject to the satisfaction of customary closing conditions.

J.P. Morgan, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BBVA, Jefferies and Wells Fargo Securities acted as joint book-running managers, Barclays, Citigroup, Goldman Sachs & Co. LLC, KeyBanc Capital Markets, MUFG, Scotiabank and US Bancorp acted as senior co-managers and BNP PARIBAS, Comerica Securities, RBC Capital Markets and SMBC Nikko acted as co-managers of the offering.

Net proceeds from the offering will be approximately $395.2 million, after deducting the underwriting discount and the Company’s estimated expenses. The Company intends to allocate an amount equal to the net proceeds from the offering to one or more Eligible Green Projects (as defined), which may include the development or redevelopment of such projects.

Pending the allocation of an amount equal to the net proceeds from the offering to Eligible Green Projects, the Company intends to use the net proceeds to redeem or repay indebtedness and may also hold net proceeds in cash and cash equivalents. Such indebtedness to be redeemed or repaid will include all $250.0 million aggregate principal amount (plus the make-whole premium and accrued and unpaid interest) of the operating partnership’s 6.625% Senior Notes due 2020 (the “2020 Notes”) and may include borrowings under the operating partnership’s revolving credit facility and term loan facility.

The Notes are being offered pursuant to an effective shelf registration statement filed by Kilroy Realty Corporation and Kilroy Realty, L.P. with the Securities and Exchange Commission (“SEC”). The offering will be made only by means of the prospectus supplement and accompanying prospectus. The preliminary prospectus supplement and accompanying prospectus related to the offering have been filed with the SEC and are available on the SEC’s website at http://www.sec.gov. A copy of the final prospectus supplement and accompanying prospectus related to the offering may be obtained, when available, by calling J.P. Morgan Securities LLC collect at (212) 834-4533; or by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any offer or sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful. This press release shall not constitute a notice of redemption under the optional redemption provisions of the indenture governing the 2020 Notes.

About Kilroy Realty Corporation. Kilroy Realty Corporation, a member of the S&P MidCap 400 Index, is a real estate investment trust active in major West Coast markets. For over 70 years, Kilroy Realty Corporation has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Greater Los Angeles, Orange County, San Diego, the San Francisco Bay Area and Greater Seattle. At September 30, 2018, Kilroy Realty Corporation’s stabilized portfolio totaled approximately 13.9 million square feet of office properties and 200 residential units.

Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the Company’s current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of the Company’s control. Accordingly, actual performance, results and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on the Company’s liquidity and financial conditions and those of its tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with the Company’s investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; the Company’s ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and the Company’s ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact the Company’s future interest expense and its ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for the Company’s development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of the Company’s properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including the Company’s lack of sole decision-making authority, the Company’s reliance on co-venturers’ financial condition and disputes between the Company and its co-venturers; environmental uncertainties and risks related to natural disasters; and the Company’s ability to maintain its status as a REIT. These factors are not exhaustive and additional factors could adversely affect the Company’s business and financial performance. For a discussion of additional factors that could materially adversely affect the Company’s and the operating partnership’s business and financial performance, see the factors included under the caption “Risk Factors” in the Company’s and the operating partnership’s annual report on Form 10-K for the year ended December 31, 2017 and in the prospectus supplement and related prospectus for the offering, as well as the Company’s and the operating partnership’s other filings with the Securities and Exchange Commission that are incorporated by reference in such prospectus supplement and accompanying prospectus. All forward-looking statements are based on currently available information, and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent the Company is required to do so in connection with its ongoing requirements under federal securities laws.

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